                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-99072) of Arbor Software Corporation of our report dated April 18, 1997 appearing on page 23 of this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
San Jose, California
June 26, 1997